UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 12, 2011

GARTNER, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14443	04-3099750

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 10212
56 Top Gallant Road
Stamford, CT 06902-7747
(Address of Principal Executive Offices, including Zip Code)

(203) 316-1111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          On December 12, 2011, Gartner, Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with ValueAct Capital Master Fund, L.P., a British Virgin Islands limited partnership (“VAC”), pursuant to which the Company agreed to purchase an aggregate of 1,648,434 shares of the Company’s common stock from VAC at a price of $35.20 per share, for a total purchase price of $58,024,876.80.

          The Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The above description is qualified in its entirety by reference to such exhibit.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

EXHIBIT NO.	DESCRIPTION

10.1	Stock Purchase Agreement, dated as of December 12, 2011, by and between Gartner, Inc. and ValueAct Capital Master Fund, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gartner, Inc.

Date: December 13, 2011	By:	/s/ Christopher J. Lafond

Christopher J. Lafond Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1	Stock Purchase Agreement, dated as of December 12, 2011, by and between Gartner, Inc. and ValueAct Capital Master Fund, L.P.